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                                                                 Exhibit Index
                                                                     on Page 4

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                             ----------------------


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                             ----------------------

      Date of Report (Date of earliest event reported): February 13, 1997


                          GROVE REAL ESTATE ASSET TRUST
             (Exact name of registrant as specified in its charter)



        Maryland                    1-13080                   06-1391084
----------------------------      ------------           -------------------
(State or other jurisdiction      (Commission               (IRS Employer
    of incorporation)             File Number)           Identification No.)


598 Asylum Avenue Hartford, Connecticut                          06105
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(Address of principal executive offices)                       (Zip Code)


      Registrant's telephone number, including area code: (860) 246-1126

                                     N/A
       --------------------------------------------------------------
       (Former name or former address, if changed since last report.)

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Item 5.     Other Events.

            On February 14, 1997, the Registrant will mail to its shareholders a Proxy Statement relating to a Special Meeting of Shareholders to be held on March 10, 1997 (the "Proxy Statement"). The Proxy Statement contemplates certain transactions (the "Consolidation Transactions") pursuant to which the Registrant will become a self-administered and self-managed real estate investment trust with control over a portfolio of 23 multi-family residential projects and a neighborhood shopping center in the Northeastern United States. In connection with the consummation of the Consolidation Transactions, the Registrant will enter into (i) a Contribution Agreement the ("Contribution Agreement") among the Registrant, Grove Operating, L.P., a Delaware limited partnership (the "Operating Partnership") and certain other parties, and (ii) an Agreement of Limited Partnership of the Operating Partnership among the Registrant and the other partners named therein (the "Partnership Agreement"). Forms of the Contribution Agreement and the Partnership Agreement are filed herewith as Exhibits 10.1 and 10.2, respectively.

Item 7.     Financial Statements and Exhibits.

            (a) - (b)   Not applicable.

            (c)         The following Exhibits are filed as a part of this
                        Report:


Exhibit No.                 Exhibit
-----------                 -------
10.1                        Form of Contribution Agreement among Grove
                            Real Estate Asset Trust, Grove Operating, L.P.
                            and certain other parties.
10.2                        Form of Agreement of Limited Partnership of
                            Grove Operating, L.P., among Grove Real Estate
                            Asset Trust and the other partners named therein.




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GROVE REAL ESTATE ASSET TRUST



Date: February 13, 1997                   /s/ DAMON NAVARRO
                                          ---------------------
                                          Damon Navarro
                                          President

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                                EXHIBIT INDEX



Exhibit No.   Exhibit                                              Page No.
-----------   -------                                              --------

10.1          Form of Contribution Agreement among Grove Real
              Estate Asset Trust, Grove Operating, L.P. and certain other parties.

10.2          Form of Agreement of Limited Partnership of Grove
              Operating, L.P., among Grove Real Estate Asset
              Trust and the other partners named therein.


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